EIGHTH AMENDMENT TO CREDIT AGREEMENT

     This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of June 14, 2010 is among INTL COMMODITIES, INC., a Delaware corporation (the “Borrower”), the lenders from time to time parties to the Credit Agreement (as defined below) (the “Lenders”), FORTIS BANK SA/NV, NEW YORK BRANCH, as an Issuing Bank (an “Issuing Bank”), Lead Arranger, Documentation Agent (the “Documentation Agent”), Syndication Agent (the “Syndication Agent”) and Swing Line Lender, and FORTIS CAPITAL CORP., a Connecticut corporation, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of April 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein having the meanings given to them in the Credit Agreement unless otherwise defined herein); and

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and, pursuant to Section 11.01 of the Credit Agreement, the Borrower, the Lenders, the Swap Banks and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment.

     Upon the occurrence of the Effective Date (as defined in Section 2 below), the definition of “Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting “June 25, 2010” and replacing it with “August 25, 2010”.

SECTION 2. Effectiveness of Amendment, etc.

     This Eighth Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have been satisfied:

(a)	each of the Borrower, the Administrative Agent, the Swap Banks and the Lenders shall have duly executed this Eighth Amendment; and the Parent shall have duly executed and delivered to the Administrative Agent a consent substantially in the form of Annex I hereto; and

(b)	the Administrative Agent shall have received such corporate authorization documents of the Borrower and the Parent and such opinions of counsel, as the Required Lenders shall request.

SECTION 3. Effect of Amendment; Ratification; Representations; etc.

     (a) On and after the Effective Date, the provisions of this Eighth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Eighth Amendment, and the term "this Agreement", and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

     (b) Except as expressly set forth herein, this Eighth Amendment shall not constitute an amendment or consent with respect to any provision of the Credit Agreement, as amended hereby, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     (c) In order to induce the Administrative Agent, the Lenders and the Swap Banks to enter into this Eighth Amendment, the Borrower represents and warrants to the Administrative Agent, the Lenders and the Swap Banks that before and after giving effect to the execution and delivery of this Eighth Amendment:

(i)	the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct on and as of such date, and

(ii)	no Default or Event of Default has occurred and is continuing.

SECTION 4. Counterparts.

     This Eighth Amendment may be executed by one or more of the parties to this Eighth Amendment on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Eighth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 5. Severability.

     Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. GOVERNING LAW.

     THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. WAIVERS OF JURY TRIAL.

     THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWAP BANKS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS EIGHTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

INTL COMMODITIES, INC.

By: /s/ Scott Branch

Name:	Scott Branch
Title:	President

By: /s/ Steve Springer

Name:	Steven Springer
Title:	Chief Financial Officer

FORTIS CAPITAL CORP., as Administrative Agent and as a Swap Bank

By: /s/ Michiel V.M. van der Voort Name: Michiel V.M. van der Voort Title: Managing Director

By: /s/ John Spillane Name: John Spillane Title: Vice President

FORTIS BANK SA/NV, NEW YORK BRANCH, as an Issuing Bank and as a Lender, the Swing Line Lender and a Swap Bank

By: /s/ Michiel V.M. van der Voort Name: Michiel V.M. van der Voort Title: Managing Director

By: /s/ Cristina Roberts Name: Cristina Roberts Title: Managing Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By: /s/ Hodaka Shoji Name: Hodaka Shoji Title: Senior Vice President

BROWN BROTHERS HARRIMAN & CO., as a Lender

By: /s/ Paul Feldman Name: Paul Feldman Title: Managing Director

FORTIS BANK (NEDERLAND) N.V., as a Lender

By: /s/ A. de Veer Name: A. de Veer Title: Director

By: /s/ A.J. Houtkoop Name: A.J. Houtkoop Title: Managing Director

Annex I

CONSENT OF PARENT

     As of June 14, 2010, the undersigned hereby reaffirms the terms, conditions and the undersigned’s obligations under and in connection with the Parent Guarantee dated as of April 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Parent Guarantee”) executed by the undersigned and agrees that the undersigned’s obligations under the Parent Guarantee shall remain in full force and effect after giving effect to the Eighth Amendment to Credit Agreement dated as of June 14, 2010 among INTL Commodities, Inc., the Lenders party thereto, Fortis Bank SA/NV, New York Branch as an Issuing Bank and Fortis Capital Corp. as Administrative Agent. For the avoidance of doubt, the undersigned agrees to pay and reimburse all expenses incurred by the Administrative Agent and the Lenders (including, without limitation, attorneys’ fees and disbursements) in connection with the enforcement of the Parent Guarantee.

INTERNATIONAL ASSETS HOLDING CORPORATION

By: /s/	Scott Branch

Name:	Scott Branch
Title:	Chief Operating Officer

By: /s/	Brian Sephton

Name:	Brian Sephton
Title:	Chief Legal & Governance Officer